INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET	INTANGIBLE ASSETS, NET
Intangible assets included in current assets relate to intangible assets following the completion of the transactions contemplated by the Vessel SPA, the ManCo SPA, the MSA and related agreements during 2022 are as follows:

	Successor
	Favorable Contract Intangible Assets	Assembled Workforce	Customer Relationships	Total December 31, 2022
(in thousands of $)	Note A	Note B	Note B
Cost	18,900	4,600	3,600	27,100
Less: Accumulated amortization	(11,648)	(460)	(1,125)	(13,233)
Net book value	7,252	4,140	2,475	13,867
Presented as:
- Current	2,982	920	1,650	5,552
- Non-current	4,270	3,220	825	8,315
	7,252	4,140	2,475	13,867
A.Favorable Contract Intangible Assets

As part of the acquisitions of the eight TFDE LNG carriers pursuant to the Vessel SPA and the four acquired vessels pursuant to the MSA which were both accounted for as asset acquisitions, the Company remeasured the below / above market fair values of the existing associated time charter party (TCP) contracts that were acquired across the fleet were included in the respective acquisitions.

The favorable TCP contracts are included under intangible assets and unfavorable TCP contracts are included as liabilities. The net book value of favorable contract intangible assets, net of $7.3 million is included within "current assets" and "non-current assets". The carrying amount of the unfavorable contracts liabilities of $20.6 million and $104.4 million are included within “other current liabilities” (Note 17) and "other non-current liabilities" (Note 19), respectively.

The net amortization income for the year ended December 31, 2022 amounted to $22.3 million ($33.9 million amortization income of unfavorable contract liabilities net of $11.6 million amortization expense of favorable contract intangible assets). During the Successor Period, the net amortization income is included in “Amortization of intangible assets and liabilities arising from charter agreements, net” in the consolidated statements of operations within the Successor Period.

The estimated future amortization of favorable contract intangible assets as of December 31, 2022 is as follows:

(in thousands of $)
2023	2,982
2024	1,010
2025	1,007
2026	1,007
2027 and thereafter	1,246
Total	7,252

B. Assembled Workforce and Customer Relationships

As part of completion of the ManCo SPA, CoolCo purchased Golar's LNGC and FSRU management organization, pursuant to which CoolCo acquired four of Golar's wholly-owned subsidiaries: Cool Company Management Ltd., Cool Malaysia, Cool Croatia and Cool Norway, including employees of these entities and agreements to manage third parties' fleets of LNGCs and FSRUs.

Pursuant to the completion of ManCo SPA, we identified "Assembled workforce" as one of the assets acquired in the asset acquisition and recognized it at fair value on the acquisition date. We also identified "Customer relationships" as one of the assets acquired in the asset acquisition and recognized it at fair value on the acquisition date, which is comprised of the management agreements that we acquired to provide commercial and technical vessel management for third party fleets of LNGCs and FSRUs. The net amortization expense for the year ended December 31, 2022 amounted to $1.6 million and is included within “Depreciation and amortization” in the consolidated statements of operations within the Successor Period.

As of December 31, 2022, there was no impairment of intangible assets.